UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 15, 2016

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

458 Brannan Street, San Francisco, California 94107
(Address of Principal Executive Offices) (zip code)

(415) 374-7782

(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2016, Invitae Corporation announced that it has commenced an underwritten public offering of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Invitae Corporation has updated its disclosures, which are filed herewith as Exhibit 99.2 and are incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our strategy, future operations, financial position, full year 2016 billable tests, future revenues, expected availability of our apps on the Helix platform, projected costs, prospects, plans and objectives of management. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially, and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: risks associated with our ability to develop and commercialize new tests and expand into new markets; our ability to use rapidly changing genetic data to interpret test results accurately, consistently and quickly; our history of losses; our need to scale our infrastructure in advance of demand for our tests and our ability to increase demand for our tests; our ability to drive revenue; our ability to successfully operationalize payer contracts; our ability to achieve and maintain positive cash flows and to execute our strategy to create a profitable long term business; the risk that we may not obtain or maintain sufficient levels of reimbursement for our tests; laws and regulations applicable to our business, including potential regulation by the Food and Drug Administration; the risk that our apps on the Helix platform are not ultimately launched; our ability to compete; and the other risks set forth in Invitae Corporation’s filings with the Securities and Exchange Commission, including the risks set forth in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. These forward-looking statements speak only as of the date hereof, and Invitae Corporation disclaims any obligation to update these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                        Press Release dated November 15, 2016.

99.2                        Disclosures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITAE CORPORATION

Date: November 15, 2016	By:	/s/ Lee Bendekgey